FORWARD FUNDS

Forward International Real Estate Fund

Supplement dated March 16, 2011

to the

Forward Funds Class A Shares, Class B Shares, Class C Shares and Class M Shares Prospectus; and

Summary Prospectus for Class A Shares, Class B Shares and Class C Shares of the Forward International

Real Estate Fund

each dated May 1, 2010, as supplemented

NOTICE OF TERMINATION OF CLASS B SHARES OF

FORWARD INTERNATIONAL REAL ESTATE FUND

The following information applies to the Forward International Real Estate Fund (the “Fund”) only:

At a meeting of the Board of Trustees of Forward Funds (the “Trust”) held on March 14 - 15, 2011, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved, on behalf of the Fund: (i) the automatic conversion of all outstanding Class B shares of the Fund into Class A shares of the Fund (the “Conversion”); and (ii) the termination of Class B shares as a share class of the Fund (the “Termination”).

Effective as of the close of business on March 16, 2011, in anticipation of the Conversion and the Termination, Class B shares of the Fund will no longer be eligible for exchanges from other Forward Funds offering Class B shares.

Distribution and Service (Rule 12b-1) Fees will continue to be paid on behalf of Class B shares of the Fund until the date of the Conversion. These Fees are paid for ongoing shareholder services, to compensate brokers for past sales and to reimburse the Funds’ distributor for commissions paid in connection with past sales.

The Conversion is expected to occur on or about April 21, 2011 or on such later date as the officers of the Trust determine (the “Conversion Date”). As of the close of business on the Conversion Date, each shareholder of Class B shares of the Fund will automatically become the owner of the number of corresponding full and fractional Class A shares of the Fund, having an equal aggregate net asset value. On or shortly after the Conversion Date, Class B shares of the Fund will be terminated as a share class of the Fund.

No sales load, commission or other transactional fee will be imposed as a result of the Conversion. In addition, it is anticipated that Fund shareholders will not recognize a taxable gain or loss on the conversion of their Class B shares for Class A shares, and that Fund shareholders will have the same aggregate tax basis in Class A shares received pursuant to the Conversion as in their Class B shares.

Holders of Class B shares of the Fund who determine that they do not wish to have their shares automatically converted into Class A shares of the Fund may: (1) redeem their Class B shares of the Fund prior to the Conversion Date, or (2) contact the Trust or their broker, financial intermediary or other financial institution prior to the Conversion Date to discuss other options available to them. Please note that a redemption of shares of the Fund will be a taxable event and a shareholder may recognize a gain or loss in connection with that transaction.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP IRE B 03162011